Prospectus supplement dated March 31, 2022
to the following prospectus(es):
Nationwide Destination All American Gold (2.0), Nationwide Destination B (2.0), Nationwide Destination Navigator (2.0) and Nationwide Destination Future prospectuses dated May 1, 2021
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes applicable to the Nationwide Lifetime Income Rider Plus Core, Nationwide Lifetime Income Rider Plus Accelerated, and Nationwide Lifetime Income Rider Plus Max riders are made to the prospectus:
For contracts with applications signed on or after January 1, 2022, if the contract is issued in the same calendar year as the first Lifetime Withdrawal, then the Lifetime Withdrawal Amount for the first calendar year will be prorated based upon the number of calendar months, including the month of issue, from the date the contract was issued to the end of the calendar year (December 31st). To determine the prorated Lifetime Withdrawal Amount, the non-prorated Lifetime Withdrawal Amount is multiplied by the following value: [(12 - the month the contract was issued represented as a number) + 1] divided by 12.
For contracts with applications signed before January 1, 2022, if the contract is issued in the same calendar year as the first Lifetime Withdrawal, then the Lifetime Withdrawal Amount for the first calendar year will be prorated based upon the number of calendar days from the date the contract was issued to the end of the calendar year (December 31st). To determine the prorated Lifetime Withdrawal Amount, the number of calendar days from the date the contract was issued to the end of the calendar year is divided by 365, and then that result is multiplied by the non-prorated Lifetime Withdrawal Amount.
PROS-0659
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